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                                                                 EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-68325 of Saxton, Incorporated on Form S-8 of our report dated March 12, 1999, appearing in this Annual Report on Form 10-K of Saxton, Incorporated for the year ended December 31, 1998.



DELOITTE & TOUCHE, LLP

Las Vegas, Nevada
March 12, 1999